UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                OCTOBER 27, 2006

                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)

          Nebraska                 001-31924                  84-0748903
          --------                 ---------                  ----------
(State of other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)             Identification No.)


121 South 13th Street, Suite 201, Lincoln, Nebraska               68508
------------------------------------------------------------    ---------
        (Address of principal executive offices)                (ZipCode)

Registrant's telephone number, including area code (402) 458-2303
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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      Item 2.02. Results of Operations and Financial Condition.

               On October 27, 2006, Nelnet, Inc. issued a press release with respect to its earnings for the quarter ended September 30, 2006, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Additional information for the quarter, which is available on the Registrant's website at www.nelnet.net, is furnished as Exhibit 99.2.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 27, 2006

                                        NELNET, INC.


                                        By:     /s/ TERRY J. HEIMES
                                             -----------------------------------
                                             Name:    Terry J. Heimes
                                             Title:   Chief Financial Officer


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                                  EXHIBIT INDEX


    Exhibit No.            Description
    -----------            -----------

        99.1 Press Release dated October 27, 2006 - "Nelnet reports adjusted base net income increased 20 percent for the first nine months 2006"

        99.2    Additional Information Available on the Registrant's Website